FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Counterparty

Underwriter	FBR
Issuer	FBR Securitzation Trust 2005-4
Depositor	FBR Securitization, Inc.
Seller	MHC I, Inc. (subsidiary of FBR)
Aggregator	MHC I, Inc.
Rep Provider	MHC I, Inc. and ResMAE
Master Servicer	Wells Fargo
Trustee	Wells Fargo (Sec. Admin.)
MI Provider	MGIC
Monoline	—
Credit Manager	Murrayhill
Federal Tax Status	Debt

Originators	Group (%)	Total (%)
ResMAE	100.00	100.00

Servicers	Group (%)	Total (%)
TBD

FICO	AGG UPB	AGG %
< 500	—	—
500 - 519	23,852,331	2.40%
520 - 539	26,435,671	2.66%
540 - 559	30,215,231	3.04%
560 - 579	52,051,466	5.23%
580 - 599	84,797,933	8.52%
600 - 619	107,083,412	10.76%
620 - 639	151,649,916	15.24%
640 - 659	146,499,473	14.72%
660 - 679	118,079,136	11.87%
680 - 699	87,888,456	8.83%
700 - 719	73,052,046	7.34%
720 - 739	46,105,871	4.63%
740 - 759	28,495,780	2.86%
760 - 779	14,656,929	1.47%
780 - 799	3,271,877	0.33%
800 plus	1,016,217	0.10%

Collateral Info	Group	TOTAL
Gross WAC	7.199%	7.167%
WA CLTV*	86.20%	90.61%
CLTV >80%	64.48%	76.41%
CLTV >90%	38.27%	55.56%
CLTV >95%	31.81%	49.83%
LB <$50,000	2.04%	1.50%
LB $50k — $100k	9.25%	8.94%
LB $100k — $150k	15.10%	9.96%
WA FICO	627	642
<560 FICO	12.95%	8.09%
560 - 600 FICO	18.62%	13.75%
SF / TH / PUD	85.86%	86.90%
2-4 Family	5.13%	3.94%
Condo	9.01%	9.16%
Manufactured Housing (MH)	0.00%	0.00%
Other	0.00%	0.00%
Primary	92.36%	95.31%
Second	1.40%	0.92%
Investment	6.23%	3.77%
Full / Alt	46.14%	39.93%
Stated / Limited	53.86%	60.07%
NINA	0.00%	0.00%
1st Lien	97.08%	93.22%
2nd Lien	2.92%	6.78%
State 1	CA	CA
%	45.52%	60.76%
State 2	IL	IL
%	15.06%	9.89%
State 3	TX	TX
%	9.93%	7.86%
State 4	FL	FL
%	7.06%	5.93%
State 5	MN	AZ
%	3.77%	2.45%
ARM / HYB	87.67%	87.34%
Fixed	12.33%	12.66%
Purchase	34.36%	58.45%
Refi-RT	2.95%	1.61%
Refi-CO	62.69%	39.94%
Size	$453,801,337	$995,151,745
AVG Balance	$163,709	$192,486
Loan Count	2,772	5,170
Interest Only (IO)	38.64%	49.04%
Negative Amortization	0.00%	0.00%

Fixed		Combined LTV
Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560	0.03%	0.05%	0.02%	0.01%	0.05%	0.03%	0.00%	0.00%
	560 - 599	0.07%	0.13%	0.01%	0.00%	0.12%	0.22%	0.01%	0.22%
	600 - 619	0.07%	0.03%	0.03%	0.01%	0.14%	0.11%	0.00%	0.17%
	620 - 659	0.07%	0.06%	0.07%	0.03%	0.17%	0.46%	0.00%	0.38%
	660 - 699	0.03%	0.04%	0.04%	0.01%	0.16%	0.18%	0.03%	0.23%
	700 - 740	0.01%	0.02%	0.00%	0.01%	0.02%	0.08%	0.01%	0.10%
	740 +	0.00%	0.04%	0.03%	0.00%	0.02%	0.00%	0.00%	0.05%

Fixed		Combined LTV
Not Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560	0.05%	0.02%	0.00%	0.03%	0.04%	0.00%	0.00%	0.00%
	560 - 599	0.05%	0.00%	0.02%	0.03%	0.04%	0.06%	0.00%	0.00%
	600 - 619	0.00%	0.03%	0.00%	0.00%	0.05%	0.01%	0.02%	0.08%
	620 - 659	0.05%	0.06%	0.06%	0.00%	0.08%	0.06%	0.09%	2.80%
	660 - 699	0.07%	0.14%	0.04%	0.00%	0.14%	0.03%	0.07%	2.15%
	700 - 740	0.03%	0.07%	0.03%	0.02%	0.05%	0.14%	0.04%	1.35%
	740 +	0.01%	0.00%	0.00%	0.00%	0.04%	0.03%	0.01%	0.63%

Amortizing ARM		Combined LTV
Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560	0.28%	0.46%	0.78%	0.35%	1.07%	1.64%	0.02%	0.02%
	560 - 599	0.15%	0.37%	0.20%	0.03%	0.53%	1.34%	0.32%	1.62%
	600 - 619	0.06%	0.10%	0.03%	0.06%	0.31%	0.65%	0.12%	1.43%
	620 - 659	0.03%	0.13%	0.05%	0.16%	0.40%	0.68%	0.24%	1.70%
	660 - 699	0.07%	0.00%	0.06%	0.05%	0.20%	0.52%	0.12%	1.24%
	700 - 740	0.02%	0.02%	0.00%	0.00%	0.00%	0.07%	0.04%	0.59%
	740 +	0.00%	0.00%	0.01%	0.00%	0.04%	0.15%	0.00%	0.27%

Amortizing ARM		Combined LTV
Not Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560	0.23%	0.65%	0.58%	0.09%	0.86%	0.68%	0.00%	0.00%
	560 - 599	0.25%	0.22%	0.23%	0.12%	0.75%	1.25%	0.00%	0.00%
	600 - 619	0.05%	0.20%	0.02%	0.05%	0.25%	0.64%	0.56%	0.19%
	620 - 659	0.14%	0.14%	0.13%	0.15%	0.32%	1.01%	0.57%	3.16%
	660 - 699	0.04%	0.04%	0.05%	0.03%	0.26%	0.55%	0.50%	2.14%
	700 - 740	0.02%	0.03%	0.01%	0.00%	0.15%	0.24%	0.24%	1.64%
	740 +	0.00%	0.00%	0.02%	0.00%	0.03%	0.12%	0.01%	0.59%

Non-Amortizing ARM		Combined LTV
Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560	0.01%	0.00%	0.00%	0.00%	0.02%	0.03%	0.00%	0.00%
	560 - 599	0.09%	0.17%	0.06%	0.09%	0.43%	0.87%	0.16%	0.97%
	600 - 619	0.17%	0.17%	0.06%	0.00%	0.16%	0.59%	0.31%	1.35%
	620 - 659	0.20%	0.25%	0.37%	0.11%	0.28%	1.32%	0.27%	2.77%
	660 - 699	0.08%	0.07%	0.09%	0.06%	0.19%	0.83%	0.13%	2.02%
	700 - 740	0.00%	0.01%	0.03%	0.00%	0.15%	0.60%	0.07%	1.06%
	740 +	0.00%	0.00%	0.00%	0.00%	0.08%	0.08%	0.00%	0.33%

Non-Amortizing ARM		Combined LTV
Not Full Doc		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range	Less than 560
	560 - 599	0.21%	0.39%	0.22%	0.14%	0.50%	1.09%	0.00%	0.00%
	600 - 619	0.04%	0.31%	0.11%	0.04%	0.20%	1.02%	0.59%	0.18%
	620 - 659	0.04%	0.29%	0.30%	0.20%	0.42%	1.73%	0.63%	7.31%
	660 - 699	0.00%	0.07%	0.27%	0.05%	0.50%	0.99%	0.24%	5.87%
	700 - 740	0.03%	0.07%	0.09%	0.03%	0.47%	0.66%	0.22%	3.43%
	740 +	0.00%	0.00%	0.05%	0.00%	0.15%	0.12%	0.08%	1.75%
Check for 0’s

Total equals 100%	0.00%
GT 80% Match	-0.01%
ARM Match	-0.01%
IO Match	-0.75%
FICO % Match	0.01%

1.	We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.	Combined LTV = First Lien + Second + Silent Second

3.	Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.	Approximate loan population fine

5.	Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.	The sum of all six FICO/CLTV grids should sum to 100%

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.